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                                                                   EXHIBIT 10.50


                             AMENDMENT NO. 4 TO THE
                          ABM INDUSTRIES INCORPORATED
                   "TIME-VESTED" INCENTIVE STOCK OPTION PLAN
                        (December 19, 1994 Restatement)


     ABM INDUSTRIES INCORPORATED, having established the ABM Industries Incorporated "Time-Vested" Incentive Stock Option Plan (December 19, 1994 Restatement) (the "Plan"), hereby amends the Plan, effective as of September 22, 1999 as follows:

     1. The second paragraph of Article III of the Plan is amended and restated in its entirety to read as follows:

          If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled (unless the Committee determines the provisions of the following sentences are applicable to such merger or consolidation). A Change in Control of the Company (as defined below) shall cause each outstanding option to terminate, provided that each optionee in the event of a Change in Control which will cause his option to terminate shall have the right immediately prior to such Change in Control to exercise his option in whole or in part, subject to every limitation on the exercisability of such option other than any vesting provisions. For purposes hereof, a "Change in Control" means:

          (1) the acquisition (other than by ABM or by an employee benefit plan or related trust sponsored or maintained by ABM), directly or indirectly, in one or more transactions, by any person or by any group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 or any comparable successor provisions (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of twenty-five percent or more of either the outstanding shares of common stock or the combined voting power of ABM's outstanding voting securities entitled to vote generally, if the acquisition was not previously approved by the existing directors;

          (2) the acquisition (other than by ABM or by an employee benefit plan or related trust sponsored or maintained by ABM), directly or indirectly, in one or more transactions, by any such person or by any group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
     Act) of fifty percent or more of either the outstanding shares of common stock or the combined voting power of ABM's outstanding voting securities entitled to vote generally, whether or not the acquisition was approved by the existing directors, other than an acquisition that complies with clause
     (i) and (ii) of paragraph (3);
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          (3)  consummation of a reorganization, merger or consolidation of ABM or the sale or other disposition of all or substantially all of ABM's assets unless, immediately following such event, (i) all or substantially all of the stockholders of ABM immediately prior to such event own, directly or indirectly, seventy-five percent or more of the then outstanding voting securities entitled to vote generally of the resulting corporation (including without limitation, a corporation which as a result of such event owns ABM or all or substantially all of ABM's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of ABM's outstanding voting securities entitled to vote generally immediately prior to such event and (ii) the securities of the surviving or resulting corporation received or retained by the stockholders of ABM is publicly traded;


          (4) approval by the stockholders of the complete liquidation or dissolution of ABM; or

          (5) a greater than one-third change in the composition of the Board of Directors within 24 months if not approved by a majority of the pre-existing directors.

     provided that, with respect of options that are outstanding as of September 22, 1999 the following shall also apply;

     A dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation or a "change in control" of the Company (as defined below) (each a "Terminating Transaction"), shall cause each outstanding option to terminate, unless the agreement of merger or consolidation or any agreement relating to a dissolution, liquidation or change in control shall otherwise provide, provided that each optionee in the event of a Terminating Transaction which will cause his option to terminate shall have the right immediately prior to such Terminating Transaction to exercise his option in whole or in part, subject to every limitation on the exercisability of such option other than any vesting provisions. For purposes of this proviso only, a"change of control" shall be deemed to have occurred when (i) a person or group or persons acquires fifty percent (50%) or more of the Company's voting securities, and (ii) the Board of Directors of the company or the Committee shall have determined that such a "change of control," as established by the Board or Committee, has been satisfied.

     IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 2 on the date indicated below.



                                        ABM INDUSTRIES INCORPORATED


Dated:  9/22/99                         By /s/ LORRAINE H. O'HARA
        -----------------                  -------------------------
                                        Title: Assistant Secretary



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